SUPPLEMENT TO

THE CALVERT FUND
Calvert Ultra-Short Floating Income Fund

Statement of Additional Information dated January 31, 2008,
as revised April 30, 2008

Date of Supplement:  September 17, 2008

On September 10, 2008, the Board of Trustees of Calvert Ultra-Short Floating Income Fund (the "Fund") approved changing the name of the Fund to "Calvert Ultra-Short Income Fund."  The name change will be effective on September 30, 2008.  The name change does not involve changes to the Fund’s investment objective or investment strategies.

  Effective September 30, 2008, all references in the Statement of Additional Information to "Calvert Ultra-Short Floating Income Fund" are replaced with "Calvert Ultra-Short Income Fund."